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                                                                   Exhibit 10.26
                                                                   -------------


                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement ("Agreement") is made and entered into this First
                                 ---------
day of December, 1999, by and between Matthews Studio Equipment Group, a California corporation (the "Company"), and Anil Sharma, an individual
                             -------
("Employee").
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                             W I T N E S S E T H:

     WHEREAS, the Company desires to be assured of the association and services of Employee; and

     WHEREAS, Employee is willing and desires to be employed by the Company, and the Company is willing to employ Employee, upon the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

1.  Employment.  The Company hereby employs Employee in the initial capacities
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of President and Chief Financial Officer of the Company, reporting to the
Company's  Chairman of the Board (the "Chairman").
                                       --------

2.  Location and Travel.  Employee shall perform his duties for the Company from
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the Company's facilities located in Burbank, California.  Employee shall travel as is required or appropriate to carry out his duties.

3.  Term.  The period of employment hereunder shall be from December 1, 1999
    ----
through November 30, 2000, subject to termination as hereinafter provided (the

"Term").
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4.  Compensation.
    ------------

    (a) For all services rendered by Employee under this Agreement, the Company shall pay Employee a base salary of One Hundred Fifty Thousand Dollars ($150,000.00) per annum ("Base Salary"), payable weekly in equal
                          -----------
installments. Any increase to the Base Salary shall be pursuant to the decision of the Company's Board of Directors.

    (b) In addition to the Base Salary, Employee shall be paid such bonus as is provided for in Section 5 below.

    (c) Employee shall be reimbursed for all reasonable "out-of-pocket" business expenses for business travel and business entertainment incurred in connection with the performance of his duties under this Agreement. Such reimbursement shall be upon periodic presentation to the Company of valid receipts and other appropriate documentation and upon approval by the Company of such receipts and documentation; provided, however, any
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individual expense greater than One Thousand Dollars ($1,000) shall not be incurred without prior written approval of the Chairman.

    (d) Employee shall be entitled to a car allowance in the amount of One Thousand Five Hundred Dollars ($1,500.00) per month.

    (e) Employee shall also be entitled to such other employee benefits (such as vacation, and medical, disability and life insurance coverage, but excluding car allowance) as the Company may generally make available to its executive employees.

    (f) Employee shall be entitled to options to purchase two hundred thousand (200,000) restricted shares of the Company's common stock, at an exercise price equal to the mean between the high "bid" and low "ask" prices for shares of the Company's Common Stock on December 1, 1999, in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System, and otherwise in accordance with the Stock Option Agreement dated the same date herewith between Employee and the Company. Employee shall be entitled to purchase an additional one hundred fifty thousand (150,000) restricted shares of the Company's common stock on the same terms and conditions as set forth in said Stock Option Agreement upon the surrender to the Company by ING Equity Partners, L.P. I of one hundred fifty thousand (150,000) of its warrants to purchase common stock of the Company represented by that certain Common Stock Purchase Warrant, dated July 27, 1995, as amended.

5.  Performance Bonus.
    -----------------

    (a) In addition to the Base Salary, the Company shall pay Employee a bonus which may be up to forty percent (40%) of Employee's then applicable Base Salary if the Company achieves specific performance goals for the applicable fiscal year. Such goals shall be determined for each fiscal year by the Compensation Committee of the Company's Board of Directors.

    (b) Notwithstanding anything contained herein to the contrary, Employee shall only be entitled to receive the bonus for a fiscal year if he remains employed by the Company, and continues to render services on a full-time basis to the Company, through the third month following the end of such fiscal year. Payment of any such bonus earned by Employee shall be made by no later than the one hundred eightieth (180th) day following the end of such fiscal year.

6.  Scope of Duties.
    ---------------

    (a) Until otherwise instructed by the Chairman or the Board of Directors of the Company, Employee shall have responsibility for the Company's business, day to day operations, and financing and accounting matters.

    (b) Employee shall have such other duties as may be assigned to him from time to time by the Chairman or the Company's Board of Directors.

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    (c)  Employee shall perform his duties subject to the control and supervision of the Company's Chairman and Board of Directors, and Employee shall be subject to the Company's policies and procedures generally applicable to executive employees of the Company.

    (d) Employee hereby agrees to devote his full time, abilities and energy to the faithful performance of duties assigned to him and to the promotion and forwarding of the business affairs of the Company. Notwithstanding the foregoing, during the period commencing from December 1, 1999 through February 29, 2000, Employee shall be entitled to provide Raleigh Enterprises with reasonable assistance to facilitate the transition from Employee to Employee's replacement at Raleigh Enterprises. Employee also agrees not to divert any business opportunities from the Company to himself or to any other person or business entity.

    (e) Employee shall not, during the term of this Agreement, be engaged in any other employment or business activity without the prior consent of the Chairman and the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Employee from investing his personal assets in passive investments in business activities that are not in competition with the Company or any "Affiliate" of the Company. The term "Affiliate" means, with respect to any person or entity, any other person or
 ---------
entity which, directly or indirectly through one or more intermediaries, is in control of, is controlled by or is under common control with, such person or entity. "Control of", "controlled by" and "under common control with" means the
         ----------    -------------       -------------------------
possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person or entity, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise. The term "Affiliate" includes, but is not limited to, each and every subsidiary of the Company.

    (f) Employee hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company or any Affiliate of the Company, in general, in a manner consistent with the best interests of the Company, or its Affiliates, as applicable, and with his duties under this Agreement.

7.  Term and Termination.
    --------------------

    (a) This Agreement shall automatically terminate on the death of Employee and, subject to applicable law, this Agreement shall terminate in the event of the continued "incapacity" of Employee for a period of one hundred eighty (180) consecutive days. "Incapacity" shall mean the physical or mental
                   ----------
incapacity or inability of Employee to fully discharge Employee's duties hereunder.

    (b) The Company shall have the right to terminate Employee's employment for "cause" at any time without prior notice, if any of the following, which shall constitute "cause", shall occur: (i) Employee is convicted of a felony or a
            -----
crime of moral turpitude; (ii) Employee's act of dishonesty or fraud against the interest of the Company; and (iii) Employee's breach of any provision of this Agreement.

    (c) Employee may terminate this Agreement if there shall be a breach by the Company of a material obligation hereunder and, to the extent such breach can be cured, such

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breach remains uncured for a period of ten (10) days following receipt by the
Company's Board of Directors of written notice thereof from Employee, if such breach can be cured by the payment of money, or a period of thirty (30) days following receipt by the Company's Board of Directors of written notice thereof from Employee, if such breach can be cured by other than the payment of money.

    (d) In the event of termination of Employee's employment for "cause", commencing on the date of termination, Employee shall be entitled to no further compensation or employee benefits, except for those salary amounts and employee benefits accrued and unpaid as of the date of termination and except for any bonus due under Section 5 above.

8.  Insurance.  Employee hereby acknowledges and agrees that the Company shall
    ---------
have the right to procure insurance to insure against the risk of death or disability of Employee during the term of this Agreement. If the Company so elects to purchase such insurance, such insurance shall name the Company as the beneficiary in the event of Employee's death or disability. Employee hereby agrees to cooperate with the Company in connection with the procurement and maintenance of such insurance.

9.  Arbitration.
    -----------

    (a) Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof (including, but not limited to, claims for wrongful discharge, breach of contract, wrongful demotion, wrongful termination in violation of public policy, breach of the covenant of good faith and fair dealing, discrimination, harassment, and any and all claims under the California Fair Employment and Housing Act, as amended, Government Code Sections 12900 et seq., Title VII of the Civil Rights Act of
                               -- ---
1964, as amended, the Americans with Disabilities Act, the Age Discrimination in Employment Act, or 42 USC Section 1981), shall be settled by binding arbitration heard by one arbitrator, in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes (the "Rules"). The parties hereto agree that the venue of such arbitration shall be
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Los Angeles, California. The party intending to arbitrate shall serve a written notice of intention to commence arbitration on the other party. The arbitrator shall be appointed in accordance with the Rules.

    (b) The arbitrator shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and his failure to observe this limitation shall constitute grounds for vacating the award. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any Federal court in California or any court of competent jurisdiction in the United States. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable.

    (c) All provisional remedies shall be the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration.


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    (d)  If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts. Attorneys' fees and expenses incurred in enforcing any judgment are recoverable as a separate item and shall be severable from other provisions of this Agreement, shall survive any judgment and shall not be merged into such judgment.

    (e) Except as otherwise provided in this Agreement, each of the parties consents and submits to the exclusive jurisdiction and venue of the State of California for the adjudication of any dispute between the parties pertaining to this Agreement or the alleged breach of any provision hereof.

10.  Severability.  Nothing contained herein shall be construed to require the
     ------------
commission of any act contrary to law. Should there be any conflict between any provision hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

11.  Governing Law.  This Agreement is made under and shall be construed
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pursuant to the laws of the State of California.

12.  Counterparts.  This Agreement may be executed in counterparts and all
     ------------
documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

13.  Entire Agreement.  This Agreement constitutes the entire agreement and
     ----------------
understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

14.  Modification.  This Agreement may be modified, amended, superseded, or
     ------------
canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

15.  Waiver.  The waiver by either of the parties, express or implied, of any
     ------
right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

16.  Cumulative Remedies.  Each and all of the several rights and remedies
     -------------------
provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

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17.  Headings.  The section and other headings contained in this Agreement are
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for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

18.  Notices.   All notices, requests, demands and other communications required
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or permitted hereunder shall be in writing and shall be deemed to have been given immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified or registered mail with postage prepaid, to:

          (a)  if to Employee:        100 Wilshire Boulevard, 8th Floor
                                      Santa Monica, California  90401
                                      Facsimile No.:

          (b)  if to the Company:     3111 North Kenwood Street
                                      Burbank, CA  91505
                                      Attention:  Mr. Carlos D. DeMattos
                                      Facsimile No.: (818) 525-5216


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.



                              /s/ Anil Sharma
                              ---------------
                              ANIL SHARMA


                              MATTHEWS STUDIO EQUIPMENT GROUP


                              By: /s/ Carlos D. DeMattos
                                  ----------------------
                              Name:   Carlos D. DeMattos
                              Title:  Chairman

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